NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS AND NEITHER THIS NOTE NOR ANY INTEREST THEREIN NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS AVAILABLE.

                           Convertible Promissory Note

$300,000                                                         March 29, 2005

FOR VALUE RECEIVED, ICOA, INC., a Nevada corporation having an office at 111 Airport Road, Warwick, Rhode Island 02889 (the "Company"), hereby promises to pay to William Lord (the "Holder"), having an address at PO Box 88, Wakefield, RI 02880 on March 29, 2007 or earlier upon prepayment of this Note as provided herein, the sum of $300,000. The obligations contained herein are subject in their entirety to the effectiveness condition contained in paragraph 3 of the Separation and Release Agreement entered into between the parties of even date herewith.

         All payments shall be made to the Holder in lawful currency of the United States of America to the address set forth above or such other address as to which the Holder shall notify the Company in writing three (3) days prior to the due date hereof or upon notice of any prepayment of this Note.

         Subject to and in compliance with the provisions hereof, the Holder may, on the due date hereof or on any prepayment date hereunder convert all or any portion of the outstanding balance of this Note as of such payment or prepayment date (in the aggregate not to exceed $100,000 in any thirty day period), into shares of the common stock, $0.0001 par value, of the Company (the "Common Stock"), at a conversion price equal to the closing bid price per share of Common Stock (as reported by National Association of Securities Dealers, Inc.'s Over-the-Counter Bulletin Board) for the trading day preceding the date hereof; provided, such conversion price shall be a maximum of $.10 per share and shall be a minimum of $.04 per share, unless, for any trading day within 60 days after the date hereof, the closing bid price per share of Common Stock (as reported by National Association of Securities Dealers, Inc.'s Over-the-Counter Bulletin Board) falls below $.04 per share, in which case the minimum conversion price shall be at least the closing bid price per share of Common Stock (as reported by National Association of Securities Dealers, Inc.'s Over-the-Counter Bulletin Board) for such trading day; and provided further that such $100,000 limitation shall not apply in the case of a prepayment notice from the Company. The holder hereof shall communicate its intention to convert all or any portion of the amount of this Note by surrendering this Note, with the Form of Notice of Election to Convert, attached hereto as Exhibit "A", duly completed and signed, to the Company at its address for notice set forth elsewhere herein.

         In the event of a conversion by the Holder of all or any portion of the outstanding balance of this Note into shares of the Common Stock, the Company will issue and deliver to the Holder, as soon as practical after the Company's receipt of the Notice of Election a certificate evidencing the shares of Common Stock issuable upon any such conversion.

         If the Holder elects to convert less than the entire principal amount of this Note, the Company shall issue or cause to be issued and delivered to the Holder within ten business days of such partial conversion, at its expense, a new promissory note evidencing the outstanding amount due hereunder after giving effect to the amount applied to the conversion, which such promissory note shall, except as to the amount thereof, be identical to this Note in all respects.

         If the Company shall fail to make a payment of principal when due and such failure shall continue for fifteen (15) days after notice of such failure; or shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, suffer an order for relief under any federal bankruptcy law, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for the Company or any substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statue of any jurisdiction, whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against the Company, which remains undismissed, unstayed or unbonded for a period of thirty (30) days or more; or if the Company, by any act or omission shall indicate consent to, approve or acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver or any trustee for all or any substantial part of its properties, or if the Company shall allow such custodianship, receivership, or trusteeship to continue undischarged, unstayed or unbonded for a period of thirty (30) days or more, or the Company violates any term or provision of this Note and same remains uncured for a period of thirty (30) days after notice thereof by the Holder of this Note, then and in any such event, the outstanding amount of this Note shall be and become immediately due and payable.

         Anything contained in this Note to the contrary notwithstanding, in the event this Note is placed in default as a result of the Company's inability to pay the amounts due hereunder when due, the Company shall have the right to cure such default during the thirty (30) day period from its receipt of declaration of default.

         All notices and other communications provided for herein shall be sent by registered or certified mail, return receipt requested, or by personal delivery or via a nationally recognized overnight courier to the Holder or the Company, at their respective addresses as set forth herein, or to such other address as to which either party may advise the other by notice given in accordance with this provision. All such notices shall be deemed given upon the earlier of receipt or within five (5) business days of mailing if receipt is refused.

         All payments under this Note shall be made without defense, set-off or counterclaim, free and clear of and without deduction for any taxes of any nature now or hereafter imposed.

         The undersigned agrees to pay on demand all expenses of collecting and enforcing this Note, including, without limitation, reasonable expenses and fees of legal counsel, court costs and the cost of appellate proceedings.

         The provisions of this Note shall in all respects be construed according to, and the rights and liabilities of the parties hereto and shall in all respects be governed by, the laws of the State of Rhode Island. This Note shall be deemed a contract made under the laws of the State of Rhode Island to be fully performed therein, and the validity of this Note and all rights and liabilities hereunder shall be determined under the laws of said State without reference to the conflicts of laws provisions thereof. Any dispute arising out of or in connection with this Note shall be conclusively resolved by final and binding arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in force unless the parties hereto mutually agree otherwise in writing; provided, however, that is such dispute involves issues related to insurance the arbitrator or arbitrators involved shall have expertise in insurance matters. The arbitration shall take place in Kent County, Rhode Island. The determination of the arbitrator or arbitrators shall be final and binding upon the parties hereto, and judgment upon the arbitration award may be entered in any court of competent jurisdiction. The arbitrator or arbitrators shall prepare a written report containing a reasonably detailed analysis of their decision within thirty (30) days after the appointment of the final arbitrator to be appointed. The arbitration provisions of this Note shall survive the expiration or termination of this Note for any reason.

         If any amount hereunder is payable on a day which is a Saturday, Sunday, legal holiday or a day on which banking institutions in Warwick, Rhode Island are authorized or required by law or by local proclamation to close, the due date thereof shall be extended to the next succeeding business day and interest thereon shall accrue during the period of such extension at the rate provided herein.

         This Note may be amended only by a written instrument executed by the Company and the Holder.

IN WITNESS WHEREOF, ICOA, Inc. has caused this Convertible Promissory Note to be executed in its corporate name by its Chief Financial Officer, thereunto duly authorized.

Dated:   March 29, 2005


                                   ICOA, INC.



                                   By:_________________________________
                                      Erwin Vahlsing, Jr., CFO

                                   EXHIBIT "A"

                              NOTICE OF CONVERSION


           (To be executed by the Holder in order to Convert the Note)


TO:

         The undersigned hereby irrevocably elects to convert $ of the amount of the above Note into shares of Common Stock of ICOA Inc., according to the conditions stated therein, as of the conversion date written below.

Conversion Date:                         ____________________________________
Applicable Conversion Price:             ____________________________________
Signature:                               ____________________________________
Name:                                    ____________________________________
Address:                                 ____________________________________
Amount to be converted:  $               ____________________________________
Amount of Promissory Note unconverted: $ ____________________________________
Conversion Price per share: $            ____________________________________
Number of shares of Common Stock to be
issued:                                  ____________________________________
Please issue the shares of Common
Stock in the following name and to the
following address:                       ____________________________________
Issue to:                                ____________________________________
Authorized Signature:                    ____________________________________
Name:                                    ____________________________________
Title:                                   ____________________________________
Phone Number:                            ____________________________________
Broker DTC Participant Code:             ____________________________________
Account Number:                          ____________________________________